                                  POWER OF ATTORNEY
                                  -----------------

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William E. Nasser, John M. Casper, John F. McCartney and Charles R. Miller, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1994 Form 10-K, Annual Report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                        Signature                             Title                            Date
                        ---------                             -----                            ----

     /s/ Paul F. Cornelsen                                   Director                       January 11, 1995
- --------------------------------------------
Paul F. Cornelsen

    /s/ Andrew B. Craig, III                                 Director                       January 11, 1995
- --------------------------------------------
Andrew B. Craig, III

    /s/ Louis Fernandez                                      Director                       January 11, 1995
- --------------------------------------------
Louis Fernandez

    /s/ Paul H. Hatfield                                     Director                       January 11, 1995
- --------------------------------------------
Paul H. Hatfield

    /s/ William E. Maritz                                    Director                       January 11, 1995
- --------------------------------------------
William E. Maritz

    /s/ James E. McCormick                                   Director                       January 11, 1995
- --------------------------------------------
James E. McCormick

    /s/ William E. Nasser                                    Director                       January 11, 1995
- --------------------------------------------
William E. Nasser



                        Signature                             Title                            Date
                        ---------                             -----                            ----

    /s/ Richard L. O'Shields                                 Director                       January 11, 1995
- --------------------------------------------
Richard L. O'Shields

    /s/ Thomas P. Reidy                                      Director                       January 11, 1995
- --------------------------------------------
Thomas P. Reidy



STATE OF MISSOURI   )
                    ) SS.
COUNTY OF ST. LOUIS )

    On this 11th day of January, 1995, before me personally appeared Paul F. Cornelsen, Andrew B. Craig, III, Louis Fernandez, Paul H. Hatfield, William E. Maritz, James E. McCormick, William E. Nasser, Richard L. O'Shields and Thomas P. Reidy, to me known to be the persons described in and who executed the foregoing Power of Attorney, and acknowledged that they executed the same as their free act and deed.



                                       ----------------------------------------
                                       Notary Public

My Commission Expires:


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